Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisitions, Dispositions And Other Adjustments
NOTE 6. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

HBO Latin America Group (HBO LAG) In May 2020, we acquired the remaining interest in HBO LAG for $141, net of cash acquired. At acquisition, we remeasured the fair value of the total business, which exceeded the carrying amount of our equity method investment and resulted in a pre-tax gain of $68. We consolidated that business upon close and recorded those assets at fair value, including $640 of trade names, $271 of distribution networks and $346 of goodwill that is reported in the WarnerMedia segment. These estimates are preliminary in nature and subject to adjustments, which will be finalized within one year from the date of acquisition.

Time Warner In June 2018, we completed our acquisition of Time Warner, a leader in media and entertainment whose major businesses encompass an array of some of the most respected media brands. For accounting purposes, the transaction was valued at $79,358. Our consolidated balance sheets include the assets and liabilities of Time Warner, which were measured at fair value.

For the 200-day period ended December 31, 2018, our consolidated statement of income included $18,209 of revenues and $1,400 of operating income, which included $3,296 of intangible amortization, from Time Warner and its affiliates. The following unaudited pro forma consolidated results of operations assume that the acquisition of Time Warner was completed as of January 1, 2017.

	(Unaudited) Year Ended December 31,
	2018	2017
Total operating revenues	$183,651	$188,769
Net Income Attributable to AT&T	20,814	31,380

Basic Earnings Per Share Attributable to Common Stock	$2.86	$4.30
Diluted Earnings Per Share Attributable to Common Stock	$2.85	$4.26

Pro forma data may not be indicative of the results that would have been obtained had these events occurred at the beginning of the periods presented, nor is it intended to be a projection of future results.

Otter Media On August 7, 2018, we acquired the remaining interest in Otter Media Holdings (Otter Media) for $157 in cash and the conversion to equity of the $1,480 advance made in the first quarter of 2018. At acquisition, we remeasured the fair value of the total business, which exceeded the carrying amount of our equity method investment and resulted in a pre-tax gain of $395. We consolidated that business upon close and recorded those assets at fair value, including $1,239 of goodwill that is reported in the WarnerMedia segment.

AppNexus On August 15, 2018, we purchased AppNexus for $1,432 and recorded $1,220 of goodwill that is reported in the WarnerMedia segment. Our investment allows us to create a marketplace for TV and digital video advertising.
Spectrum Auctions In June 2020, we completed the acquisition of $2,379 of 37/39 GHz spectrum in a Federal Communications Commission (FCC) auction. Prior to the auction, we exchanged the 39 GHz licenses with a book value of approximately $300 that were previously acquired through FiberTower Corporation for vouchers to be applied against the winning bids and recorded a $900 gain in the first quarter of 2020. These vouchers yielded a value of approximately $1,200, which was applied toward our gross bids. In the second quarter of 2020, we made the final cash payment of $949, bringing the total cash payment to $1,186.

In December 2019, we acquired $982 of 24 GHz spectrum in an FCC auction.

Dispositions

Central European Media Enterprises Ltd. (CME) On October 13, 2020, we completed the sale of our 65.3% interest in CME, a European broadcasting company, for approximately $1,100 and recorded a pre-tax gain of $39. Upon close, we received relief from a debt guarantee originally covering approximately $1,100 that was reduced to $600 at the time of the sale.

Operations in Puerto Rico On October 31, 2020, we completed the sale of our previously held-for-sale wireless and wireline operations in Puerto Rico and the U.S. Virgin Islands for approximately $1,950 and recorded a pre-tax loss of $82. Upon sale we removed held-for-sale assets (“Other current assets”) and held-for-sale liabilities (“Accounts payable and accrued liabilities”) that primarily consisted of FCC licenses (approximately $1,100), allocated goodwill (approximately $250), net property, plant and equipment (approximately $850) and net tax liabilities (approximately $500), previously reported on our consolidated balance sheets. The proceeds were used to redeem $1,950 of cumulative preferred interests in a subsidiary that held notes secured by the proceeds of this sale.

Hudson Yards In June 2019, we sold our ownership in Hudson Yards North Tower Holdings LLC under a sale-leaseback arrangement for cash proceeds of $2,081 and recorded a loss of approximately $100 resulting from transaction costs (primarily real estate transfer taxes).

Hulu In April 2019, we sold our ownership in Hulu for cash proceeds of $1,430 and recorded a pre-tax gain of $740.

Data Colocation Operations On December 31, 2018, we sold certain data centers to Brookfield Infrastructure Partners for $1,100 and recorded a pre-tax gain of $432. The sale included assets; primarily consisting of property, plant and equipment, of $298; and goodwill of $215.